PROMISSORY NOTE

                                                          Hartford, Connecticut

$260,000                                                      September 8, 2000

         For value received, MEDIA DROP-IN PRODUCTIONS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of Steven M. Saferin, as agent, or his assigns (hereinafter "Lender"), at 1 High Meadow Road, Bloomfield, CT 06002, the principal sum of TWO HUNDRED SIXTY THOUSAND DOLLARS ($260,000) together with interest thereon beginning as of the date hereof, at a fixed rate per annum of ten percent (10%) (except in the event of default as provided herein), computed daily on the basis of a three hundred sixty (360) day year and actual days elapsed and payable monthly in arrears on the first of each month, commencing October 1, 2000. The entire outstanding principal balance shall be due, if not sooner paid, on January 31, 2001 (the "Maturity Date"). All payments shall be applied first to the payment of interest on the unpaid principal balance of this Promissory Note (including all renewals, extensions or modifications hereof, the "Note") and then to the balance of the principal of this Note.

         This Note is issued pursuant to the certain Loan Agreement by and among Lender, Robert R. Sparacino, Borrower and MDI Entertainment, Inc. (the "Guarantor") of even date herewith (the "Loan Agreement"), and is secured by a security interest in all of Borrower's assets pursuant to a Security Agreement, of even date herewith, between Borrower and Lender (the "Borrower Security Agreement"). Pursuant to a Guaranty Agreement ("Guaranty") of even date herewith, Guarantor has guaranteed all of the obligations of Borrower to Lender, including Borrower's obligations under this Note. The Guaranty is secured by a security interest in substantially all of Guarantor's assets pursuant to a Security Agreement, of even date herewith, between Guarantor and Lender (the "Guarantor Security Agreement"). The Loan Agreement, the Borrower Security Agreement, the Guaranty and the Guarantor Security Agreement are sometimes hereinafter collectively referred to as the "Loan Documents."

         Notwithstanding any provisions of this Note, it is the understanding and agreement of the Borrower and Lender that the maximum rate of interest to be paid by Borrower to Lender shall not exceed the maximum permissible rate of interest to be charged by Lender under applicable laws. Any amount paid by Borrower in excess of such rate shall be deemed to be a payment in reduction of principal except to the extent that such amount is in excess of the then outstanding principal amount, in which event such excess shall be returned to the Borrower.

         Lender may collect a "late charge" equal to five percent (5%) of any installment of interest or principal, or of any taxes, assessments and insurance paid by Lender, which is not paid or reimbursed by the Borrower within ten (10) days of the due date thereof to cover the extra expense involved in handling such delinquent payment.

         Borrower may prepay this Note in whole or in part at any time without penalty. Any and all prepayments shall be credited first to accrued interest to the date of the prepayment and then to the unpaid principal until the entire indebtedness has been paid.


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         Each of the following shall be deemed to be an "Event of Default": (i)
the failure of Borrower to pay (a) any periodic installment of interest when such installment shall become due and payable hereunder and such default continues for ten (10) days, or (b) the outstanding principal balance of this Note, together with accrued and unpaid interest thereon, on the Maturity Date; and (ii) the occurrence of an event of default or default under any of the Loan Documents beyond any applicable grace or cure periods set forth therein. Upon the occurrence of an Event of Default, the entire indebtedness with accrued interest thereon due under this Note may, at the option of Lender, by written notice, be accelerated and become immediately due and payable without demand or other notice of any kind. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default.

         In addition to all other rights contained in this Note, if an Event of Default occurs and as long as such Event of Default continues, the outstanding principal balance hereof shall bear interest at the rate of thirty percent (30%) per annum (the "Default Rate"). The Default Rate shall also apply from and after the Maturity Date or, if earlier, the acceleration of this Note, until the entire principal balance of this Note, and all accrued interest thereon, is paid in full.

         This Note has been executed and delivered in accordance with the Loan Agreement, which sets forth further terms and conditions upon which the entire unpaid principal hereof and all interest hereon may become due and payable prior to the stated maturity hereof, and generally sets forth the rights of Lender and duties of Borrower with respect hereto.

         Borrower agrees to pay all taxes levied or assessed upon this Note and to pay all costs, expenses and attorneys' fees incurred by Lender in any proceedings for the collection, defense, preservation, enforcement or protection of this Note, in realizing on or disposing of collateral given under any mortgage, chattel mortgage, or other security agreement securing this Note or in protecting or sustaining the security interest given in said mortgage, chattel mortgage, or other security agreement. Borrower hereby gives Lender a lien and right of setoff for all Borrower's liabilities upon and against all the deposits, credits, collateral and property of Borrower, now or hereafter in the possession or control of Lender or in transit to it. Lender may, in the event of a Default, or upon the occurrence of any event or condition which would constitute such a Default but for the requirement that notice be given or time elapsed or both, apply or setoff the same, or any part thereof, to any liability of Borrower, even though unmatured.

         BORROWER ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER
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903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY THE LAW OF
ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH LENDER MAY DESIRE TO USE. BORROWER IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST BORROWER IN RESPECT OF THIS NOTE. Borrower and all guarantors, endorsers and other parties now or hereafter becoming liable for payment of this Note hereby waive diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations, and agrees that the time for payment of this Note may be changed and extended at Lender's sole discretion, without impairing its liability hereon, and further consents to the release of all or any part of the security for the payment hereof at the discretion of Lender, or the release of any party liable for this obligation without affecting the liability of Borrower. Any delay on the part of Lender in exercising any of its rights or remedies shall not operate as a waiver of any such right or remedy, and any waiver granted on one occasion shall not operate as a waiver in the event of any subsequent Default.

         This Note shall bind the successors and assigns of the Borrower and shall inure to the benefit of Lender, and his heirs, executors, administrators, successors and assigns.

         This Note shall be governed by and construed in accordance with the laws of the State of Connecticut. Borrower irrevocably consents to the jurisdiction of the courts of the State of Connecticut with respect to all matters concerning this Note and any related agreements.

                                                MEDIA DROP-IN PRODUCTIONS, INC.



                                                 By:  /s/ Kenneth M. Przysiecki

                                                    Its Chief Financial Officer
                                                             Duly Authorized